UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: January 11, 2011 (Date of earliest event reported)
Corcept Therapeutics (Exact name of registrant as specified in its charter)

DE (State or other jurisdiction of incorporation)	000-50679 (Commission File Number)	77-0487658 (IRS Employer Identification Number)

149 Commonwealth, Menlo Park CA (Address of principal executive offices)		94025 (Zip Code)
650-327-3270 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On January 11, 2011 we issued a press release announcing positive results on the key secondary endpoint of "global clinical improvement" in our Phase 3 study of CORLUX for the treatment of Cushing's Syndrome. On December 22, 2010, we had announced top-line results indicating that this study achieved its primary endpoints of improvement in glucose tolerance and blood pressure.

The study evaluated the response of two patient groups to CORLUX treatment: one included patients who were glucose intolerant and one included patients who were hypertensive. The patients in the study, whether included in the "glucose intolerant group" or the "hypertension group" for the purpose of evaluating the primary endpoints, were evaluated as a single group on the key secondary endpoint of "global clinical improvement", with 87% of patients showing a positive response to CORLUX based on global clinical improvement. An initial review of safety data indicates that CORLUX was well tolerated by Cushing's Syndrome patients in this Phase 3 study.

The information in this Item 7.01 and the press release furnished as Exhibit 99.1 to this Current Report on Form 8-K are being "furnished" pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, or otherwise subject to the liabilities of that Section, or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information in this Item 7.01 and the press release furnished as Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act made by us, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01. Other Events

On January 11, 2011 we issued a press release announcing positive results on the key secondary endpoint of "global clinical improvement" in our Phase 3 study of CORLUX for the treatment of Cushing's Syndrome. On December 22, 2010, we had announced top-line results indicating that this study achieved its primary endpoints of improvement in glucose tolerance and blood pressure.

The study evaluated the response of two patient groups to CORLUX treatment: one included patients who were glucose intolerant and one included patients who were hypertensive. The patients in the study, whether included in the "glucose intolerant group" or the "hypertension group" for the purpose of evaluating the primary endpoints, were evaluated as a single group on the key secondary endpoint of "global clinical improvement", with 87% of patients showing a positive response to CORLUX based on global clinical improvement. An initial review of safety data indicates that CORLUX was well tolerated by Cushing's Syndrome patients in this Phase 3 study.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of Corcept Therapeutics dated January 11, 2011

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 11, 2011	CORCEPT THERAPEUTICS By: /s/ Caroline Loewy Caroline Loewy Chief Financial Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Corcept Therapeutics dated January 11, 2011